SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):       December 14, 2000

MATRIA HEALTHCARE, INC.
(Exact name of Registrant as Specified in Charter)

Delaware	0-20619	58-2205984
(State of other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1850 Parkway Place
Marietta, Georgia		30067
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (770) 767-4548

Not Applicable
(Former name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Not Applicable

(b) Not Applicable

(c) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

99	December 14, 2000 Investor Conference Slide Presentation

Item 9.    Regulation FD Disclosure.

      On December 14, 2000 at 11:00 a.m., Matria Healthcare, Inc. will conduct its 2000 Investor Conference to discuss growth strategy, operations and progress being made in each of its businesses. Highlights from the 2000 Investor Conference will be available on the Company’s website at www.matria.com by December 22, 2000.

      A slide presentation for use at the conference is furnished herewith as Exhibit 99. There is no change to the Company's previously published guidance with respect to fourth quarter 2000 results. All information in the slide presentation is presented as of December 14, 2000, and Matria Healthcare, Inc. does not assume any obligation to update said information in the future.

      The slide presentation contains forward-looking statements. All forward-looking statements are based on then current expectations and involve a number of risks and uncertainties, which are discussed in detail in our Securities and Exchange Commission filings, including our report on Form 10-Q for the quarter ended September 30, 2000, and our Annual Report on Form 10-K for the year ended December 31, 1999, as well as in the context of such forward-looking statements. Actual results and developments could differ materially from those expressed in or implied by such statements due to these and other factors.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Matria has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRIA HEALTHCARE, INC.

By:	/s/ Parker H. Petit

Parker H. Petit, Chairman of the Board, President and Chief Executive Officer

      Date:     December 14, 2000

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99	December 14, 2000 Investor Conference Slide Presentation